UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

(Date of Report (Date of earliest event reported)):
June 29, 2006
CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	000-25771	13-3951476
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

50 Rockefeller Plaza
New York, NY	10020
(Address of principal executive offices)	(Zip Code)
(212) 492-1100
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-10.1: AGREEMENT AND PLAN OF MERGER

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Explanatory Note
     The Current Report on Form 8-K of Corporate Property Associates 14 Incorporated (“CPA®:14”) dated June 29, 2006 (filed with the Securities and Exchange Commission (the “SEC”) on June 29, 2006) is hereby amended to include Exhibit 10.1, The Agreement and Plan of Merger, by and among, CPA®:14, Corporate Property Associates 12 Incorporated (“CPA®:12”), CPA 14 Acquisition Inc., CPI Holdings Incorporated and CPA 12 Merger Sub Inc.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits:
     10.1 The Agreement and Plan of Merger, by and among, CPA®:12, CPA®:14, CPA 14 Acquisition Inc., CPI Holdings Incorporated and CPA 12 Merger Sub Inc.
Additional Information About This Transaction:
     CPA®:14 or CPA®:12 stockholders and other investors are urged to read the joint proxy statement/prospectus and other materials which will be filed by CPA®:14 with the SEC. These documents will contain important information, which should be read carefully before any decision is made with respect to the merger. When documents are filed with the SEC, they will be available for free at the SEC’s website (http://www.sec.gov). These documents will also be available for free by accessing CPA®:14’s website (http://www.cpa14.com) or by accessing CPA®:12’s website (http://www.cpa12.com).
     CPA®:14, CPA®:12 and certain of their executive officers and members of management, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of stockholders in connection with the proposed merger, including any interest they have in the merger, will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.
     This filing shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED

Date: July 6, 2006	By:	/s/ Susan C. Hyde

Susan C. Hyde
Executive Director and Secretary